                                                                      Exhibit 10

                             DOLE FOOD COMPANY, INC.



                             NON-EMPLOYEE DIRECTORS

                                 DEFERRED STOCK

                                       AND

                             CASH COMPENSATION PLAN


                          (AS AMENDED OCTOBER 9, 1998)

                             NON-EMPLOYEE DIRECTORS
                                 DEFERRED STOCK
                                       AND
                             CASH COMPENSATION PLAN
                          (AS AMENDED OCTOBER 9, 1998)

                                TABLE OF CONTENTS

                                                                                           Page
ARTICLE I       TITLE, PURPOSE AND AUTHORIZED SHARES........................................1

ARTICLE II      DEFINITIONS.................................................................1

ARTICLE III     PARTICIPATION...............................................................3

ARTICLE IV      DEFERRAL MANDATES AND ELECTIONS.............................................4

                4.1.   Mandatory Deferral...................................................4
                4.2.   Elections............................................................4

ARTICLE V       DEFERRAL ACCOUNTS...........................................................4

                5.1.   Cash Account.........................................................4
                5.2.   Stock Unit Account...................................................5
                5.3.   Dividend Equivalent Credits to Stock Unit Account ...................6
                5.4.   Immediate Vesting and Accelerated Crediting..........................6
                5.5.   Distribution of Benefits.............................................6
                5.6.   Adjustments in Case of Changes in Common Stock.......................7
                5.7.   Company's Right to Withhold..........................................7
                5.8.   Stockholder Approval.................................................8

ARTICLE VI      ADMINISTRATION..............................................................8

                6.1.   The Administrator ...................................................8
                6.2.   Committee Action.....................................................8
                6.3.   Rights and Duties ...................................................8
                6.4.   Indemnity and Liability..............................................9

ARTICLE VII     PLAN CHANGES AND TERMINATION................................................9

                7.1.   Amendments...........................................................9
                7.2.   Term.................................................................9

ARTICLE VIII    MISCELLANEOUS..............................................................10

                8.1.   Limitation on Eligible Directors' Rights............................10
                8.2.   Beneficiaries.......................................................10
                8.3.   Benefits Not Assignable; Obligations Binding Upon Successors........10
                8.4.   Governing Law; Severability.........................................11
                8.5.   Compliance With Laws................................................11
                8.6.   Plan Construction...................................................11
                8.7.   Headings Not Part of Plan ..........................................11
                8.8.   Relationship to the 1993 Deferred Compensation Plan.................11
                8.9.   Irrevocability of Payout Elections..................................11

                             NON-EMPLOYEE DIRECTORS
                                 DEFERRED STOCK
                                       AND
                             CASH COMPENSATION PLAN

                          (AS AMENDED OCTOBER 9, 1998)



                                    ARTICLE I
                      TITLE, PURPOSE AND AUTHORIZED SHARES

         This Plan shall be known as "Dole Food Company, Inc. Non-Employee Directors Deferred Stock and Cash Compensation Plan". The purpose of this Plan is to attract, motivate and retain experienced and knowledgeable directors of the Company by permitting them to defer compensation and affording them the opportunity to link that compensation to an equity interest in the Company. The total number of shares of Common Stock that may be delivered pursuant to awards under this Plan is 100,000, subject to adjustments contemplated by Section 5.6.



                                   ARTICLE II
                                   DEFINITIONS

         Whenever the following terms are used in this Plan they shall have the meaning specified below unless the context clearly indicates to the contrary:

         ACCOUNT or ACCOUNTS shall mean one or more of the Eligible Director's Cash Account and Stock Unit Account or Accounts, as the context requires.

         AVERAGE FAIR MARKET VALUE shall mean the average of the Fair Market Values of a share of Common Stock during the last 10 trading days preceding the applicable Award Date.

         AWARD DATE shall mean (a) with reference to accruals under Section 4.1, March 31 and June 30 of the applicable Year, and (b) with reference to elections under Section 4.2, (1) in the case of cash deferrals for Meeting and Other Fees, the date of the meeting or other event for which the Compensation is payable,
(2) in the case of cash deferrals for the Retainer, the last day of the applicable quarter, and (3) in the case of Stock Unit credits, the Pay Date; except as provided in Section 5.4.

         BOARD shall mean the Board of Directors of the Company.

         CASH ACCOUNT shall mean the bookkeeping account maintained by the Company on behalf of a Participant who elects to defer his or her Compensation in cash pursuant to Section 4.2 and unless the context otherwise requires shall include any Rollover Account.

         CHANGE IN CONTROL EVENT shall have the meaning specified for such term under the 1995 Non-Employee Director Stock Option Plan.

         CODE shall mean the Internal Revenue Code of 1986, as amended.

         COMMON STOCK shall mean the Common Stock of the Company, subject to adjustment pursuant to Section 5.6.

         COMMITTEE shall mean the Board or a Committee of the Board acting in accordance with Article VI.

         COMPANY shall mean Dole Food Company, Inc., a Hawaii corporation, and its successors and assigns.

         COMPENSATION shall mean the Retainer and Meeting and Other Fees.

         DIVIDEND EQUIVALENT shall mean the amount of cash dividends or other cash distributions paid by the Company on that number of shares of Common Stock equivalent to the number of Stock Units then credited to a Participant's Stock Unit Account, which amount shall be allocated as additional Stock Units to the Participant's Stock Unit Account, as provided in Section 5.3.

         EFFECTIVE DATE shall mean April 1, 1996.

         ELIGIBLE DIRECTOR shall mean a member of the Board who is not an officer or employee of the Company and who is compensated in the capacity as a director and (with reference to any outstanding Account balance under this Plan) any person who has an Account balance under this Plan by reason of his or her prior status as an Eligible Director.

         EXCHANGE ACT shall mean the Securities Exchange Act of 1934, as amended from time to time.

         FAIR MARKET VALUE shall mean on any date the closing price of the Common Stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal securities exchange or market on which the Common Stock is so listed, admitted to trade, or quoted on such date, or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares. If the Common Stock is not so listed, admitted or quoted, the Committee may designate such other exchange, market or source of data as it deems appropriate for determining such value for purposes of this Plan.

         INTEREST RATE shall mean the rate (quoted as an annual rate) that is 120% of the federal long-term rate for compounding on a quarterly basis, determined and published by the Secretary of the United States Department of Treasury under Section 1274(d) of the Code, for the month in which interest is credited.

         MEETING AND OTHER FEES shall mean all meeting fees (including committee meeting fees) and other fees except for the Retainer that are payable by the Company to an Eligible Director for services as a director of the Company.

         PARTICIPANT shall mean any person who has an Account balance under this Plan.

         PAY DATE shall mean the date Compensation or dividends would otherwise have been paid.

         PLAN shall mean the Dole Food Company, Inc. Non-Employee Directors Deferred Stock and Cash Compensation Plan, as amended.

         RECORD DATE shall mean the date, as determined by the Board of the Company, on which a shareholder must own shares in order to be entitled to a dividend.

         RETAINER shall mean the annual retainer payable by the Company to an Eligible Director.

         ROLLOVER ACCOUNT shall mean the bookkeeping account maintained by the Company on behalf of an Eligible Director with respect to his or her prior account balance under the Company's 1993 Board of Directors Deferred Compensation Plan that has been transferred to this Plan pursuant to Section 8.8.

         STOCK UNIT OR UNIT shall mean a non-voting unit of measurement which is deemed for bookkeeping purposes to be equivalent to one outstanding share of Common Stock of the Company solely for purposes of this Plan.

         STOCK UNIT ACCOUNT shall mean the bookkeeping account maintained by the Company on behalf of each Eligible Director which is credited with Stock Units in accordance with Section 5.2.

         YEAR shall mean the calendar year.



                                   ARTICLE III
                                  PARTICIPATION

         Each Eligible Director shall participate under Section 4.1 of this Plan with respect to the entire amount of Retainer that would otherwise be payable to the director from January 1 through June 30 of each Year (or, for 1996, from April 1 through September 30). Each Eligible Director may elect to defer under and subject to Section 4.2 of this Plan his or her remaining Compensation for the applicable Year.

                                   ARTICLE IV
                         DEFERRAL MANDATES AND ELECTIONS

         4.1.   MANDATORY DEFERRAL.

         The Stock Unit Account of each Eligible Director shall be credited on each March 31 and June 30 with a number of Units determined by dividing the amount of the Retainer otherwise payable to the Eligible Director from January 1 (or the date service commences) through March 31 and from April 1 (or the date service commences) June 30 of the applicable Year by the Average Fair Market Value of the Common Stock on the Award Date.(1)

         4.2.   ELECTIONS.

         (a) TIME AND TYPES OF ELECTIONS. On or before December 31 of each Year (or, in the case of a person who first becomes an Eligible Director during the Year, within 30 days after election to office), each Eligible Director may make an irrevocable election to defer:

                (1) IN CASH all or part of the remaining Compensation not otherwise deferred pursuant to Section 4.1 or 4.2(a)(2) (subject to section 4.2(b) hereof) payable for services to be rendered by the Eligible Director during the next Year (or remainder of the Year, as the case may be);

                (2) IN STOCK UNITS all or part of the remaining Compensation not otherwise deferred pursuant to Section 4.1 or 4.2(a)(1) (subject to Section 4.2(b) hereof) payable to the Eligible Director for services to be rendered during the next Year (or remainder of the Year, as the case may be).

         (b) PERMITTED AMOUNTS; ELECTIONS. The portions of the remaining Retainer and Meeting and Other Fees subject to deferral shall be limited to increments of 25%, 50%, 75% or 100%. All elections shall be in writing on forms provided by the Company. If an election is made under this Section 4.2 and is not revoked or changed by the end of the applicable deferral period with respect to the next applicable period, the election will be deemed a continuing one.



                                    ARTICLE V
                                DEFERRAL ACCOUNTS

         5.1.   CASH ACCOUNT.

         If an Eligible Director has made a cash election under Section 4.2, the Company shall establish and maintain a Cash Account for the Eligible Director under this Plan, which Account

----------------------
         For 1996, the applicable period under Section 4.1 was April 1 through September 30, and the elective deferral period under Section 4.2 was October 1 through December 31.

shall be a memorandum account on the books of the Company. An Eligible Director's Cash Account shall be credited as follows:

         (a) As of the date the Compensation would have been otherwise payable, the Company shall credit the Eligible Director's Cash Account with an amount equal to the portion of the Retainer (for the third and fourth quarters only) and Meeting and Other Fees so deferred by the Eligible Director; and

         (b) As of the last day of each calendar quarter, the Eligible Director's Cash Account shall be credited with earnings on the balance credited to such account as of the last day of the preceding quarter, plus earnings (from the applicable date of crediting under Section 5.1) on any additional amounts deferred during the current quarter, at a rate equal to the Interest Rate for the applicable period during which the amounts were so deferred (i.e., the entire quarter or portion thereof, as the case may be).

         5.2.   STOCK UNIT ACCOUNT.

         (a) MANDATORY DEFERRALS. Deferrals pursuant to Section 4.1 shall be credited on the applicable Award Date to the Stock Unit Account of the Eligible Director. The number of Units credited shall be determined by dividing the dollar amount of the Retainer so deferred and payable to the Eligible Director by the Average Fair Market Value of a share of Common Stock as of the applicable March 31 or June 30 of the applicable year.

         (b) ELECTIVE DEFERRALS. If an Eligible Director has made a Stock Unit election under Section 4.2, the Committee shall, as of the Pay Date, credit the Eligible Director's Stock Unit Account with an amount of Units determined by dividing the applicable portion of the Eligible Director's Retainer and Meeting and Other Fees by the Average Fair Market Value of a share of Common Stock as of the Pay Date.

         (c) ELECTION TO TRANSFER FROM CASH ACCOUNT TO STOCK UNIT ACCOUNT. If an Eligible Director has an existing Cash Account balance as of the end of the immediately preceding Year, he or she may make an irrevocable election, in the form prescribed by Exhibit A hereto (or such other form as the Committee may from time to time approve) to transfer all or an amount of at least $5,000 (in whole dollars) of such accrued Cash Account balance (i.e., an amount other than with respect to any amounts credited or accrued during the then current Year) to his or her Stock Unit Account. The Company shall credit the Eligible Director's Stock Unit Account with an amount of Stock Units determined by dividing the amount from the Cash Account elected to be so transferred by the Average Fair Market Value of a share of Common Stock as of the first business day after the Corporate Secretary of the Company receives a written notice of the election. Stock Units so credited shall at all times be fully vested and shall be distributed according to the election originally filed with regard to the Cash Account from which the amount was transferred. Stock Units credited pursuant to the Section 5.2(c) shall be subject to all provisions of the Plan governing Stock Units (except as expressly otherwise provided) and shall no longer be subject to provisions relating solely to the Cash Account.

         (d) LIMITATIONS ON RIGHTS ASSOCIATED WITH UNITS. An Eligible Director's Stock Unit Account shall be a memorandum account on the books of the Company. The Units credited to an Eligible Director's Stock Unit Account shall be used solely as a device for the determination of the number of shares of Common Stock to be eventually distributed to such Eligible Director in accordance with this Plan. The Units shall not be treated as property or as a trust fund of any kind. No Eligible Director shall be entitled to any voting or other stockholder rights with respect to Units granted or credited under this Plan. The number of Units credited (and the Common Stock to which the Eligible Director is entitled under this Plan) shall be subject to adjustment in accordance with Section 5.6.

         5.3.   DIVIDEND EQUIVALENT CREDITS TO STOCK UNIT ACCOUNT.

         As of the Pay Date, an Eligible Director's mandatory and any elective Stock Unit Accounts shall be credited with additional Units in an amount equal to the amount of the Dividend Equivalents representing dividends paid on that number of shares equal to the aggregate Stock Units in the Participant's Stock Unit Account as of the Record Date divided by the Average Fair Market Value of a share of Common Stock as of the Pay Date, provided that if the Participant has made a transfer election under Section 5.2(c) during such preceding six months, the accruals of earnings under Section 5.1(b) shall be made through the date the transfer occurred on the amount transferred, and Dividend Equivalents on the Stock Units resulting from the transfer shall be credited in additional Stock Units as provided in this Section 5.3.

         5.4.   IMMEDIATE VESTING AND ACCELERATED CREDITING.

         (a) UNITS AND OTHER AMOUNTS VEST IMMEDIATELY. All Units or other amounts credited to one or more of an Eligible Director's Stock Unit or Cash Accounts (including any Rollover Account) shall be at all times fully vested.

         (b) ACCELERATION OF CREDITING OF ACCOUNTS. The crediting of the rights of each Eligible Director in respect of Accounts shall be accelerated if an Eligible Director ceases to be a member of the Board. In such case: (1) the amount of cash that would have been credited as of the next quarter end shall be prorated based on the number of full weeks of service during the applicable period; and (2) the number of Units that would have been credited to the Eligible Director's Stock Unit Accounts as of the next quarter end shall be prorated based on the number of full weeks of service during the applicable period. For these purposes, the Award Date shall be deemed to be the date of termination of service.

         5.5.  DISTRIBUTION OF BENEFITS.

         (a) COMMENCEMENT OF BENEFIT DISTRIBUTION. Each Eligible Director shall be entitled to receive a distribution of his or her Accounts upon his or her termination of service on the Board. Notwithstanding the foregoing, the distribution of each Eligible Director's Rollover Account shall be governed by
Section 8.8.

         (b) MANNER OF DISTRIBUTION. The benefits payable under this Plan shall be distributed to the Eligible Director (or, in the event of his or her death, the Eligible Director's

Beneficiary) in a lump sum, or, subject to Section 8.9, as permitted by this
Section 5.5(b). Each Eligible Director may elect in writing on forms provided by the Company at the time of making his or her deferral election under Article IV or (subject to Section 8.9) at least 12 months in advance of the date benefits become distributable under Section 5.5(a) to receive a distribution of his or her benefits in up to five annual installments. Such installment payments shall commence as of the date benefits become distributable under Section 5.5(a). Notwithstanding the foregoing, if the balance remaining in an Eligible Director's Cash Account is less than $5,000 or, if the number of Units remaining in the Eligible Director's Stock Unit Accounts is less than 100, then such remaining balances shall be distributed in a lump sum.

         (c) EFFECT OF CHANGE IN CONTROL EVENT. Notwithstanding Sections 5.5(a) and (b), if a Change in Control Event and a termination of service has occurred or shall occur, the Eligible Director's Accounts (including accelerated benefits under Section 5.4(b)) shall be distributed immediately in a lump sum.

         (d) FORM OF DISTRIBUTION. Stock Units credited to an Eligible Director's Stock Unit Account, including those Stock Units credited under
Section 5.2(c), shall be distributed in an equivalent whole number of shares of the Company's Common Stock. Fractions shall be disregarded. Amounts credited to an Eligible Director's Cash Account, including any Rollover Account not transferred to Stock Units under Section 5.2(c), shall be distributed in cash.

         5.6.   ADJUSTMENTS IN CASE OF CHANGES IN COMMON STOCK.

         If any stock dividend, stock split, recapitalization, merger, consolidation, combination or other reorganization, exchange of shares, sale of all or substantially all of the assets of the Company, split-up, split-off, spin-off, extraordinary redemption, liquidation or similar change in capitalization or any distribution to holders of the Company's Common Stock (other than cash dividends and cash distributions) shall occur, proportionate and equitable adjustments consistent with the effect of such event of stockholders generally (but without duplication of benefits if Dividend Equivalents are credited) shall be made in the number and type of shares of Common Stock or other securities, property and/or rights contemplated hereunder and of rights in respect of Units and Accounts credited under this Plan so as to preserve the benefits intended.

         5.7.   COMPANY'S RIGHT TO WITHHOLD.

         The Company shall satisfy any state or federal income tax withholding obligation arising upon distribution of an Eligible Director's Accounts by reducing the amount of cash or the number of shares of Common Stock otherwise deliverable to the Eligible Director, as the case may be. The appropriate number of shares required to satisfy such tax withholding obligation in the case of Stock Units will be based on the Fair Market Value of a share of Common Stock on the day prior to the date of distribution. If the Company, for any reason, cannot satisfy the withholding obligation in accordance with the preceding sentence, the Eligible Director shall pay or provide for payment in cash of the amount of any taxes which the Company may be required to withhold with respect to the benefits hereunder.

         5.8    STOCKHOLDER APPROVAL.

          This Plan, and all the elections, actions and accruals with respect to Stock Units and Dividend Equivalents made prior to stockholder approval, were subject to approval of this Plan by the stockholders of the Company, which was obtained on May 9, 1996.



                                   ARTICLE VI
                                 ADMINISTRATION

         6.1.   THE ADMINISTRATOR.

         The Committee hereunder shall consist of the Board or a committee of Directors appointed from time to time by the Board to serve as administrator of this Plan. Any member of the Committee may resign by delivering a written resignation to the Board. Members of the Committee shall not receive any additional compensation for administration of this Plan.

         6.2.   COMMITTEE ACTION.

         A member of the Committee shall not vote or act upon any matter which relates solely to himself or herself as a Participant in this Plan. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by unanimous written consent of its members.

         6.3.   RIGHTS AND DUTIES.

         Subject to the limitations of this Plan, the Committee shall be charged with the general administration of this Plan and the responsibility for carrying out its provisions, and shall have powers necessary to accomplish those purposes, including, but not by way of limitation, the following:

         (a)    To construe and interpret this Plan;

         (b) To resolve any questions concerning the amount of benefits payable to a Participant (except that no member of the Committee shall participate in a decision relating solely to his or her own benefits);

         (c) To make all other determinations required by this Plan;

         (d) To maintain all the necessary records for the administration of this Plan; and

         (e) To make and publish forms, rules and procedures for the administration of this Plan.

         The determination of the Committee made in good faith as to any disputed question or controversy and the Committee's determination of benefits payable to Eligible Directors shall be conclusive. In performing its duties, the Committee shall be entitled to rely on information, opinions, reports or statements prepared or presented by: (i) officers or employees of the Company whom the Committee believes to be reliable and competent as to such matters; and (ii) counsel (who may be employees of the Company), independent accountants and other persons as to matters which the Committee believes to be within such persons' professional or expert competence. The Committee shall be fully protected with respect to any action taken or omitted by it in good faith pursuant to the advice of such persons. The Committee may delegate ministerial, bookkeeping and other non-discretionary functions to individuals who are officers or employees of the Company.

         6.4.   INDEMNITY AND LIABILITY.

         All expenses of the Committee shall be paid by the Company and the Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties. No member of the Committee shall be liable for any act or omission of any other member of the Committee nor for any act or omission on his or her own part, excepting only his or her own willful misconduct or gross negligence. To the extent permitted by law, the Company shall indemnify and save harmless each member of the Committee against any and all expenses and liabilities arising out of his or her membership on the Committee, excepting only expenses and liabilities arising out of his or her own willful misconduct or gross negligence, as determined by the Board.



                                   ARTICLE VII
                          PLAN CHANGES AND TERMINATION

         7.1.   AMENDMENTS.

         The Board shall have the right to amend this Plan in whole or in part from time to time or may at any time suspend or terminate this Plan; PROVIDED, however, that, except as contemplated by Section 5.8, no amendment or termination shall cancel or otherwise adversely affect in any way, without his or her written consent, any Eligible Director's rights with respect to Stock Units and Dividend Equivalents credited to his or her Stock Unit Accounts (assuming solely for such purposes a voluntary termination of services as of the date of such amendment or termination) or to any amounts previously credited (or that in such circumstances would be credited) to his or her Cash Account, including any Rollover Account. Any amendments authorized hereby shall be stated in an instrument in writing, and all Eligible Directors shall be bound thereby upon receipt of notice thereof.

         7.2.   TERM.

         It is the current expectation of the Company that this Plan shall be continued for a period of 10 years after the Effective Date, but continuance of this Plan is not assumed as a contractual obligation of the Company. In the event that the Board of Directors decides to discontinue or terminate this Plan, it shall notify the Committee and Participants in this Plan of its action in writing, and this Plan shall be terminated at the time therein set forth. All Participants shall be bound thereby. In such event, the then credited benefits of a Participant (including any accelerated benefits under Section 5.4) shall be distributed at the time(s) and in the manner elected and provided under Section 5.5.



                                  ARTICLE VIII
                                  MISCELLANEOUS

         8.1.   LIMITATION ON ELIGIBLE DIRECTORS' RIGHTS.

         Participation in this Plan shall not give any person the right to continue to serve as a member of the Board or any rights or interests other than as herein provided. No Participant shall have any right to any payment or benefit hereunder except to the extent provided in this Plan. This Plan shall create only a contractual obligation on the part of the Company as to such amounts and shall not be construed as creating a trust. This Plan, in and of itself, has no assets. Participants shall have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, on their Cash Accounts and rights no greater than the right to receive the Common Stock (or equivalent value) as a general unsecured creditor.

         8.2.   BENEFICIARIES.

         (a) BENEFICIARY DESIGNATION. Upon forms provided by and subject to conditions imposed by the Company, each Participant may designate in writing the Beneficiary or Beneficiaries (as defined in Section 8.2(b)) whom such Participant desires to receive any amounts payable under this Plan after his or her death. The Company and the Committee may rely on the Participant's designation of a Beneficiary or Beneficiaries last filed in accordance with the terms of this Plan.

         (b) DEFINITION OF BENEFICIARY. A Participant's "Beneficiary" or "Beneficiaries" shall be the person, persons, trust or trusts (or similar entity) designated by the Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution to receive the Participant's benefits under this Plan in the event of the Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

         8.3.   BENEFITS NOT ASSIGNABLE; OBLIGATIONS BINDING UPON
                SUCCESSORS.

         Benefits of a Participant under this Plan shall not be assignable or transferable and any purported transfer, assignment, pledge or other encumbrance or attachment of any payments or benefits under this Plan, or any interest therein, other than by operation of law or pursuant to Section 8.2, shall not be permitted or recognized. Obligations of the Company under this Plan shall be binding upon successors of the Company.

         8.4.   GOVERNING LAW; SEVERABILITY.

         The validity of this Plan or any of its provisions shall be construed, administered and governed in all respects under and by the laws of the State of California. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

         8.5.   COMPLIANCE WITH LAWS.

         This Plan and the offer, issuance and delivery of shares of Common Stock and/or the payment of money through the deferral of compensation under this Plan are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law) and to such approvals by any listing, agency or any regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.

         8.6.   PLAN CONSTRUCTION.

         It is the intent of the Company that transactions pursuant to this Plan satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3") so that mandatory deferrals and, to the extent elections are timely made, elective deferrals will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder. Any contrary interpretation shall be avoided.

         8.7.   HEADINGS NOT PART OF PLAN.

         Headings and subheadings in this Plan are inserted for reference only and are not to be considered in the construction of the provisions hereof.

         8.8.   RELATIONSHIP TO THE 1993 DEFERRED COMPENSATION PLAN.

         Subject to Section 5.8, this Plan supersedes in its entirety the 1993 Board of Directors Deferred Compensation Plan (the "1993 Plan"). As of the date of stockholder approval of this Plan, accrued balances under the 1993 Plan shall be credited to a Cash Account under this Plan and such balances shall thereafter be credited in accordance with the provisions of this Plan. Payout elections under the 1993 Plan shall be conformed to the nearest equivalent under this Plan.

         8.9.   LIMITED EXCEPTION TO IRREVOCABILITY OF PAYOUT ELECTIONS.

         A Participant may, subject to the approval of the Committee, prospectively change an election under Section 5.5(b) by a subsequent election that will take effect at least 12 months after the subsequent election is received by the Company if, in the opinion of Counsel to the Company, the subsequent election would not adversely effect the efficacy of deferrals under the Code in respect of other Participants or this Plan. The Committee may, subject to Sections 8.5 and 8.6, permit elections that would not qualify for exemption under Section 16(b) of the Exchange Act, so long as the availability of any exemption thereunder for other Directors under this Plan is not compromised.



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                                    EXHIBIT A

                             DOLE FOOD COMPANY, INC.
                      NON-EMPLOYEE DIRECTORS DEFERRED STOCK
                                       AND
                       CASH COMPENSATION PLAN, AS AMENDED
                       ACCOUNT TRANSFER ELECTION AGREEMENT

ELECTIONS

         I hereby IRREVOCABLY elect to transfer $_______(specify an amount in whole dollars not less than $5,000) of my Cash Account balance as of last December 31 to Stock Unit Account. I direct that the above amount shall be transferred from my deferral elections as follows:

                  $___________from the Election Agreement for the year_________


                  $___________from my Rollover Account


ACKNOWLEDGMENT

         I hereby acknowledge that I understand and consent to the terms of this Election Agreement and the Plan, that the transfer is irrevocable, that the Stock Units to be allocated as a result thereof will be distributed only in an equivalent whole number of shares of the Company's Common Stock with fractional shares disregarded, and that, subject to Section 8.9 of the Plan, the manner of distribution (lump sum or annual installments) and the time of payout will be governed by my previous Election Agreement listed above (or, as to a Rollover Account, in accordance with Section 8.8 of the Plan). I understand that my other elections, including my other deferral elections and all of my distribution elections, shall remain unchanged and that this election affects only the form of payment (cash or stock) on amounts transferred and the amounts thereafter accrued on balances under the terms of the Plan.


SIGNATURE                                        ACCEPTANCE

---------------------------                  Dole Food Company, Inc.
(Director's Signature)
                                             By:
---------------------------                     ------------------------------
(Print Name)
                                             Name:
---------------------------                       ----------------------------
(Date)
                                             Date:
                                                  ----------------------------